Investor Subscription Agreement for International Commerce Development Corp.

Persons interested in purchasing shares of common stock ($0.001 par value) of International Commerce Development Corp. must complete and return this Subscription Agreement along with their check or money order to International Commerce Development Corp. 33 Easton Avenue, Waterbury, Connecticut 06704.

If and when accepted by International Commerce Development Corp., a Delaware corporation (the "Company"), this Subscription Agreement shall constitute a subscription for shares of the Company. The minimum investment is $250,000.00 (500,000 Shares). The maximum investment, subject to waiver by the Company, is $1,000,000 (2,000,000 Shares).

An accepted copy of this Agreement will be returned to you as your receipt, and a stock certificate will be issued to you shortly there after. Method of Payment: Check, Money Order or Wire Transfer payable to "International Commerce Development Corp. - Account Number 1177005428”. Wire Transfer Instructions: Peoples Bank, Bridgeport, CT  , ABA Number 221172186, Account Number 1177005428.

________________________________________________________________________________________

I hereby irrevocably tender this Subscription Agreement for the purchase of _______ Shares at $ 1.00 per Share. With this Subscription Agreement, I tender payment in the amount of $_________ ($1.00 per Share) for the Shares subscribed.

In connection with this investment in the Company, I represent and warrant as follows:

.

I am a bona fide resident of ___________________.

Please register the Shares which I am purchasing as follows:

1.

Individual(s) -- if more than one owner, please issue as follows

❑

Tenants-in-Common (all parties must sign -- each investor has an undivided interest)

❑

Joint Tenants with Rights of Survivorship (all parties must sign -- joint ownership)

❑

Minor with adult custodian under the Uniform Gift to Minors Act in your state

(minor will have sole beneficial ownership)

Investor No. 1 (print name above)

Street (residence address)

City

State

     Zip

Home Phone

Social Security Number

Date of Birth

Signature

Date

Investor No. 2 (print name above)

Street (residence address)

City

State

     Zip

Home Phone

Social Security Number

Date of Birth

Signature

Date

2.

Entity

❑

Corporation (authorized agent of corporation must sign)

❑

Existing Partnership (at least one partner must sign)

Name of Corporation or Partnership

Street (business address)

City

State

   Zip

Authorized Agent (print name above)

Title of Authorized Agent

Federal Tax I.D. Number

Business Phone

The undersigned acknowledges under penalties of perjury that the foregoing information is true, accurate and complete.

Signature of Authorized Agent

Date

3.

Trust

❑

Trust (all trustees must sign)

Trustee (print name above)

Street Address

City

State

   Zip

Trust (print name above)

Date of Trust Agreement

Social Security or Federal Identification Number

Phone Number

The undersigned acknowledges under penalties of perjury that the foregoing information is true, accurate and complete.

Signature

Date

Signature

Date

ACCEPTED BY: International Commerce Development Corp.

By:                                                                                   Date: